EXHIBIT 10.4










                               SERVICES AGREEMENT
                               ------------------


                              entered into between


                           SETRIGHT OIL & GAS PTY LTD
                           --------------------------


                                       and


                        AUSTRALIAN OIL & GAS CORPORATION
                        --------------------------------










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                                TABLE OF CONTENTS




1.       INTERPRETATION AND PRELIMINARY...................................1


2.       PURPOSE OF AGREEMENT.............................................2


3.       DURATION.........................................................2


4.       SERVICES.........................................................2


5.       DETERMINATION & PAYMENT OF SERVICE FEE...........................2


6.       DUTIES OF SETRIGHT OIL & GAS PTY LTD.............................3


7.       DUTIES OF AUSTRALIAN OIL & GAS CORPORATION.......................3


8.       SUB-CONTRACTS AND ASSIGNMENT.....................................3


9.       BREACH...........................................................3


10.      TERMINATION......................................................3


11.      NOTICES........................................................


12.      GOVERNING LAW....................................................4


13.      LANGUAGE.........................................................5


14.      WHOLE AGREEMENT, NO AMENDMENT....................................5


15.      FAILURE TO REACH AGREEMENT.......................................5


16.      DIVISIBILITY.....................................................5


17.      SEVERABILITY.....................................................5


18.      COSTS............................................................6





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WHEREBY IT IS AGREED AS FOLLOWS:

1.   INTERPRETATION AND PRELIMINARY
     ------------------------------

     The headings of the clauses in this Agreement are for the purpose of convenience and reference only and shall not be used in the interpretation of nor modify nor amplify the terms of this Agreement nor any clause hereof. Unless a contrary intention clearly appears -

1.1. words importing -

     1.1.1. any one gender include the other two genders;
     1.1.2. the singular include the plural and vice versa; and
     1.1.3. natural persons include created entities (corporate or unincorporate) and the state and vice versa

1.2. save as the defined herein, or where the context clearly indicates to the contrary, terms defined in the Service Agreement shall bear the meanings ascribed to them therein when used in this Agreement. The following terms shall have the meanings assigned to them hereunder -

     1.2.1. "Services" - has the meaning of activities undertaken by Setright Oil & Gas Pty Ltd in its ordinary operation of business and includes but is not limited to the activities listed in Annexure A;
     1.2.2. "Parties" - has the meaning of parties of this Agreement being Australian Oil & Gas Corporation and Setright Oil & Gas Pty Ltd.

1.3. if any provision in a definition is a substantive provision conferring rights or imposing obligations on any party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the Agreement;

1.4. where figures are referred to in numerals and in words, if there is any conflict between the two, the words shall prevail;

1.5. where any term is defined within the context of any particular clause in this Agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning first ascribed to it for all purposes in terms of this Agreement, notwithstanding that that term has not been defined in this interpretation clause;

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1.6. the rule of construction that the Agreement shall be interpreted against the party responsible for the drafting or preparation of the Agreement, shall not apply.

2.   PURPOSE OF AGREEMENT

     Australian Oil & Gas Corporation requires Setright Oil & Gas Pty Ltd to provide the services as set out in Annexure A. Setright Oil & Gas Pty Ltd have consented to provide the services in return for the payment of a service fee.

3.   DURATION

     This Agreement shall be taken to have commenced on the 1 January 2005, and shall remain in force for a period of three (3) years or unless terminated in accordance with the termination clause 10.

4.   SERVICES

     4.1. The services to be provided by Setright Oil & Gas Pty Ltd are listed in Annexure A.

     4.2. The level and scope of the Services and the cost associated with providing the services will be reviewed by both Parties annually or more frequently as is required.

     4.3. Additional Services may from time to time be agreed between the Parties.

5.   DETERMINATION & PAYMENT FEE FOR SERVICES

     5.1. Setright Oil & Gas Pty Ltd will charge a fee for services to Australian Oil & Gas Corporation on a monthly basis.

     5.2. The fee for services will be determined each month based upon the hours worked, specifically related to matters associated with Australian Oil & Gas Corporation, by those personnel listed in Annexure B, multiplied by an hourly rate as shown in Annexure C. Subject to clause 4.2, the hourly rate as disclosed in Annexure C may be amended.

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     5.3. Australian Oil & Gas Corporation will pay the monthly service fee to
          Setright Oil & Gas Pty Ltd by the 4th working day after the end of month in question.

6.   DUTIES OF SETRIGHT OIL & GAS PTY LTD
     ------------------------------------

     Setright Oil & Gas Pty Ltd shall exercise all reasonable skill, care and diligence in the conduct of the Services described in Annexure A.

7.   DUTIES OF AUSTRALIAN OIL & GAS CORPORATION
     ------------------------------------------

     Australian Oil & Gas Corporation shall provide necessary support to enable Setright Oil & Gas Pty Ltd to fulfil the service obligations as outlined in this Agreement.

8.   SUB-CONTRACTS AND ASSIGNMENT
     ----------------------------

     Setright Oil & Gas Pty Ltd shall not be entitled to sub-contract or assign any of its obligations under this Agreement.

9.   BREACH
     ------

     Australian Oil & Gas Corporation shall be entitled to cancel this Agreement should Setright Oil & Gas Pty Ltd act in breach to this Agreement.

10.  TERMINATION
     -----------

     This Agreement may be terminated by either party giving the other party six months notice.

11.  NOTICES
     -------

     11.1. For all purposes under this Agreement, whether in respect of court process, notices or other documents or communications of whatsoever, the following addresses shall apply, unless otherwise notified.

          11.1.1. Australian Oil & Gas Corporation -

                  Level 25

                  500 Collins Street

                  Melbourne  VIC  3000, Australia

                  Attention:       Mark Muzzin
                                   Australian Oil & Gas Corporation

                                   Telephone:        +61 3 8610 4701

                                   Fax:              +61 3 8610 4799


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                  Email: mark.muzzin@ausoil.com





          11.1.2. Setright Oil & Gas Pty Ltd -

                  Level 25,
                  500 Collins Street,
                  Melbourne VIC 3000, Australia

                  Attention:       General Manager
                  Setright Oil & Gas Pty Ltd

                  Telephone:       +61 3 8610 4700

                  Fax:              +61 3 8610 4799

                  Email:            admin@exoil.net



     11.2. Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing but it shall be competent to give notice by fax.

     11.3. Either party must notify the other party of any change to the physical address as specified above.

     11.4. Any notice to a party -

          11.4.1. sent by prepaid registered post (by airmail if appropriate) in a correctly addressed envelope to it at its address shall be deemed to have been received on the 14th (fourteenth) business day after posting (unless the contrary is proved);

          11.4.2. delivered by hand to a responsible person during ordinary business hours at its address hall be deemed to have been received on the day of delivery; or

          11.4.3. sent by fax to its chosen fax number stipulated in clause 11.1, shall be deemed to have been received on the date of despatch (unless the contrary is proved).

12.  GOVERNING LAW
     -------------

     The interpretation, implementation and termination of this Agreement will be in accordance with the laws of Victoria, Australia and shall, for all purposes of this Agreement, be the governing law of this Agreement.


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13.  LANGUAGE
     --------

     All notices and correspondence in respect of this Agreement shall be in the English language.

14.  WHOLE AGREEMENT, NO AMENDMENT
     -----------------------------

     This Agreement constitutes the whole Agreement between the Parties relating to the subject matter hereof.

     No Amendment to this Agreement will be permitted without consent from both Parties, upon which this Agreement will be repealed and a new Agreement written.

15.  FAILURE TO REACH AGREEMENT
     --------------------------

     Where it is specified in this Agreement that certain matters are to be agreed between the Parties, failure to reach Agreement in respect of such matter will not affect the validity and enforceability of the whole or any other part of this Agreement.

16.  DIVISIBILITY
     ------------

     This Agreement shall be deemed to be a separate and severable Agreement between the parties in respect of each of the Services, and the termination of this Agreement in respect of any 1 (one) or more of the services so comprising the Services (as contemplated in Annexure A) shall not terminate this Agreement in respect of the rendering of any of the other services comprising the Services in terms hereof.

     This Agreement also remains separate and severable from other Agreements made between the Parties or representatives of the Parties

17.  SEVERABILITY
     ------------

     Any provision in this Agreement which is or may become illegal, invalid or unenforceable in any jurisdiction affected by this Agreement shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be treated pro non scripto and severed from the balance of this Agreement, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.


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18.  COSTS
     -----

     Each Party shall bear its own costs in respect of the preparation and finalisation of this Agreement.



SIGNED by the Parties on the following dates respectively:

     SIGNATURES

     For: Australian Oil & Gas Corporation


       /s/  M.A.MUZZIN                                             May 4th 2005
     ................................................       DATE ...............
     GENERAL MANAGER






     For: Setright Oil & Gas Pty Ltd

         /s/  E.G.ALBERS                                          May 4th 2005
     ................................................       DATE ...............
     DIRECTOR





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                                   ANNEXURE A

                                    SERVICES

The scope of the Services, to be performed by Setright Oil & Gas Pty Ltd for the duration of this Agreement shall include, without being limited to, the following:


         Administration/Secretarial

         Correspondence

         Funding requirements/Projections

         Continuing Permit Requirements Assessment

         Company Secretarial Matters

         Expenditure Forecasting and Monitoring

         General Accounting Support

         Records Keeping

         Government Reports

         Discussions with Brokers

         Office Administration

         Website Management




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                                   ANNEXURE B

                                    PERSONNEL

The personnel that will be performing the Services, on behalf of Setright Oil & Gas Pty Ltd for the duration of this Agreement are as follows:


         M. Muzzin
         P. Williams


Pursuant to Item 4 of this agreement the above consultants may be changed with the agreement of both parties.









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                                   ANNEXURE C

                                   HOURLY RATE

The hourly charge out rate for the personnel that will be performing the Services, on behalf of Setright Oil & Gas Pty Ltd has initially been set as follows:


       M. Muzzin  US$55.00
       P. Williams  US$55.00


Pursuant to clause 4.2 of this agreement the above rates may be amended with the agreement of both parties.









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